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                                                                    Exhibit 23.2
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Ancor Communications, Inc.

We consent to the use of our report incorporated herein by reference.


                                                              /s/ KPMG LLP


Minneapolis, Minnesota
December 29, 1999